ANCHOR SERIES TRUST

Supplement to the Summary Prospectus Dated April 30, 2012

Asset Allocation Portfolio. In the Portfolio Summary, under Principal Risks of Investing in the Portfolio, the following risk is added:

Investment Company Risk. The risks of the Portfolio owning other investment companies, including ETFs, generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in these investments could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying the other investment companies purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have management fees that increase their costs versus owning the underlying securities directly.

Dated: July 5, 2012